UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2018 (November 29, 2018)

FC Global Realty Incorporated

(Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

2300 Computer Drive, Building G, Willow Grove, PA	19090
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 215-830-1430

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On November 29, 2018, FC Global Realty Incorporated (OTC Pink: FCRE; TASE: FCRE, the “Company”) convened its Annual Meeting of Stockholders, at which six proposals were put to the stockholders, all of which were then approved by the stockholders. The results of the voting were as follows:

1.	To approve the transactions contemplated by that certain remediation agreement, dated September 24, 2018, among the Company, Opportunity Fund I-SS, LLC, Dr. Dolev Rafaeli, Dennis M. McGrath and Yoav Ben-Dror (the “Remediation Agreement), including the issuance of shares of the Company’s common stock upon the conversion of shares of preferred stock that have been issued thereunder.

FOR	AGAINST	ABSTAINED

1,147,659	43,600	1,147,571

2.	To authorize the Company’s Board of Directors, in its discretion, to implement one or more reverse stock splits of the shares of the Company’s common stock at an exchange ratio of not less than 1-for-2 and not more than 1-for-15 at any time prior to the Company’s 2019 annual meeting of stockholders by filing an amendment to the Company’s Amended and Restated Articles of Incorporation.

FOR	AGAINST	ABSTAINED

3,060,907	275,200	370,768

3.	To adopt the FC Global Realty Incorporated 2018 Equity Incentive Plan (the “Plan”) to provide for long-term incentives in the form of grants of stock, stock options and other forms of incentive compensation to officers, employees, directors and consultants.

FOR	AGAINST	ABSTAINED

2,051,675	37,064	250,091

4.	To elect five (5) director nominees to the Company’s Board of Directors to serve until the next annual meeting of the Company’s stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal.

Candidate	Votes For	Votes Withheld

Richard Leider	2,048,352	290,478

Dennis M. McGrath	2,033,181	305,649

Kristen E. Pigman	2,048,946	289,884

Dr. Dolev Rafaeli	2,032,181	306,649

Michael R. Stewart	2,046,914	291,916

5.	To ratify the appointment of Fahn Kanne & Co. Grant Thornton Israel to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

FOR	AGAINST	ABSTAINED
3,265,854	45,668	395,353

6.	To approve the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the proposals described above.

FOR	AGAINST	ABSTAINED
3,117,930	193,840	395,105

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.1	Remediation Agreement, dated September 24, 2018, by and among First Capital Real Estate Trust Incorporated, Opportunity Fund I-SS, LLC, Dolev Rafaeli, Dennis M. McGrath, and Yoav Ben-Dror (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on September 26, 2018)

10.2	2018 Equity Incentive Plan (incorporated by reference to Annex D to the Company’s Definitive Proxy Statement filed on October 24, 2018)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FC GLOBAL REALTY INCORPORATED

Date: November 30, 2018	By:	/s/ Michael R. Stewart
Michael R. Stewart
Chief Executive Officer